SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
October 16, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East	770-901-9020
Suite 8050	(Registrant’s Telephone Number
Atlanta, GA 30346	Including area code)
(Address of Principal Executive Offices)
(Zip Code)

ITEM 5.    OTHER EVENTS

On October 16, 2002, Jameson Inns, Inc. issued a press release announcing September 2002 hotel statistics. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1	Press Release Announcing September 2002 Hotel Statistics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of October 16, 2002	By:	/s/ Craig R. Kitchin
Craig R. Kitchin Its: President and Chief Executive Officer